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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 3, 2000


                           AXYS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                    000-22788                22-2969941
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)



                                 180 Kimball Way
                          South San Francisco, CA 94080
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               (Address of principal executive offices) (Zip Code)

                                 (650) 829-1000
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              (Registrant's telephone number, including area code)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:   The following exhibits are filed as part of this Report.

        20.1     Press Release, dated November 3, 2000, of Axys Pharmaceuticals,
                 Inc.

ITEM 9. REGULATION FD DISCLOSURE

On November 3, 2000, Axys Pharmaceuticals, Inc. (the "Company") issued a press release to ensure full dissemination of comments made by the Company during its third quarter, 2000 Analyst conference call. Disclosed in the press release were: 1) if the results of the current Phase II clinical trial in ulcerative colitis collaborate the interim data, a registration study could be anticipated in 2001. 2) The Company's Cathepsin K research program with Merck and the company's Cathepsin S research program with Aventis were moving toward the nomination of IND candidates for the treatment of osteoperosis and asthma, respectively, in the next several months, and 3) the company projects a loss of $0.12 to $0.18 on a per share basis for the full year 2000. The press release is attached hereto as Exhibit 20.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2000


                                           AXYS PHARMACEUTICALS, INC.

                                           By: /s/ William J. Newell
                                              ---------------------------------
                                              William J. Newell
                                              Senior Vice President


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                                  EXHIBIT INDEX

Exhibits         Description
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20.1             Press Release, dated November 3, 2000, of Axys Pharmaceuticals,
                 Inc.